                                                                   EXHIBIT 10.19



                            [SUN MICROSYSTEMS LOGO]


Sun Microsystems Finance

     MASTER LEASE AGREEMENT

     Master Lease # 7099534

Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the following terms of this Master Lease Agreement ("Master Lease") and any Lease Schedule ("Schedule"), collectively referred to as the Lease ("Lease"), the personal property described in any Schedule together with all attachments, replacements, parts, substitutions, additions, upgrades, accessories, software licenses and operating manuals (the "Product"). Each Schedule shall constitute a separate, distinct, and independent Lease and contractual obligation of Lessee.

1.   COMMENCEMENT DATE AND TERM
The initial lease term ("Initial Term") and Lessee's rental obligations shall begin on the Commencement Date and continue for the number of Rental Periods specified in the Lease as set forth in Section 2 below and shall renew automatically thereafter until terminated by either party upon not less than ninety (90) days prior written notice. The Commencement Date with respect to each item of Product shall be the 16th day after date of shipment to Lessee.

2.   RENT AND RENTAL PERIOD
All rental payments and any other amounts payable under a Lease are collectively referred to as "Rent". The Rental Period shall mean the rental payment period of either calendar months, quarters, or as otherwise specified in each Schedule. Rent for the specified Rental Period is due and payable in advance, to the address specified in Lessor's invoice, on the first day of each Rental Period during the Initial Term and any extension (collectively, the "Lease Term"), provided, however, that Rent for the period of time (if any) from the Commencement Date to the first day of the first Rental Period shall begin to accrue on the Commencement Date. If any Rent is not paid when due, Lessee will pay a service fee equal to five percent (5%) of the overdue amount plus interest at the rate of one and one half percent (1.5%) per month or the maximum legal interest rate, whichever is less.

3.   NET LEASE, TAXES AND FEES
Each Schedule shall constitute a net lease and payment of Rent shall be absolute and unconditional, and shall not be subject to any abatement, reduction, set off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Lessee agrees to pay Lessor when due shipping charges, fees, assessments and all taxes (municipal, state and federal) imposed upon a Lease or the Product or its ownership, leasing, renting, possession or use except for taxes based on Lessor's income.

4.   TITLE
Product shall remain personal property. Lessee shall have no right or interest in the Product except as provided in this Master Lease and the applicable Schedule and shall hold the Product subject and subordinate to the rights of Lessor. Lessee agrees to execute UCC financing statements as and when requested by Lessor and hereby appoints Lessor as its attorney-in-fact to execute such financing statements. Lessor may file a photocopy of any Lease as a financing statement.

Lessee will, at its expense, keep the Product free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor harmless from and against any loss or expense caused by Lessee's failure to do so. Lessee shall give Lessor immediate written notice of any attachment or judicial process affecting the Product or Lessor's ownership. If requested, Lessee will label the Product as the property of Lessor and shall allow, subject to Lessee's reasonable security requirements, the inspection of the Product during regular business hours.

5.   USE, MAINTENANCE AND REPAIR
Lessee, at its own expense, shall keep the Product in good repair, appearance and condition, other than normal wear and tear and shall obtain and keep in effect throughout the term of the Schedule a hardware and software maintenance agreement with the manufacturer or other party acceptable to Lessor. All parts furnished in connection with such repair and maintenance shall be manufacturer authorized parts and shall immediately become components of the Product and the property of Lessor. Lessee shall use the Product in compliance with manufacturer's or supplier's suggested guidelines.

6.   DELIVERY AND RETURN OF PRODUCT
Lessee assumes the full expense of transportation, insurance and installation to Lessee's site. Upon termination of each Schedule, Lessee will provide Lessor a letter from the manufacturer certifying that the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level, unless under a Sun service contract during the Lease Term. Lessee, at its expense, shall deinstall, pack and ship the Product to a U.S. location identified by Lessor. Lessee shall remain obligated to pay Rent on the Product until the Product and certification are received by Lessor.

7.   ASSIGNMENT AND RELOCATION
Lessee may sublease or assign its rights under this agreement with Lessor's prior written consent, which consent shall not be unreasonably withheld, subject, however, to any terms and conditions which Lessor may require. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

Lessee acknowledges Lessor may sell and/or assign its interest or grant a security interest in each Lease and/or the Product to an assignee ("Lessor's Assignee"). So long as Lessee is not in default hereunder, Lessor or Lessor's Assignee shall not interfere with Lessee's right of quiet enjoyment and use of the Product. Upon the assignment of each Lease, Lessor's Assignee shall have any and all discretions, rights and remedies of Lessor and all references to Lessor shall mean Lessor's Assignee. In no event shall any assignee of Lessor be obligated to perform any duty, covenant or condition under this Lease and Lessee agrees it shall pay such assignee without any defense, rights of set-off or counterclaims and shall not hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder.

Lessee, at its expense, may relocate Product (after packing it for shipment in accordance with manufacturer's instructions) to a different address with thirty
(30) days prior written notice to Lessor. The Product shall at all times be used solely within the United States.

8.   UPGRADES AND ADDITIONS
Lessee may affix or install any accessory, addition, upgrade, equipment or device on the Product ("Additions") provided that such Additions (i) can be removed without causing material damage to the Product, (ii) do not reduce the value of the Product and (iii) are obtained from or approved by Sun Microsystems, Inc. or an affiliate and are not subject to the interest of any third party other than Lessor. Any other Additions may not be installed without Lessor's prior written consent. At the end of the Lease Term, Lessee shall remove any Additions which (i) were not leased by Lessor and (ii) are readily removable without causing material damage or impairment of the intended function, use, or value of the Product and restore the Product to its original configuration. Any Additions, which are not so removable, will become the Lessor's property (lien free).

9.   LEASE END OPTIONS
Upon written notice given at least ninety (90) days prior to expiration of the Lease Term, and provided Lessee is not in default under any Schedule, Lessee may
(i) exercise any purchase option set forth on the Schedule, or (ii) renew the Schedule for a minimum extension period of twelve (12) months, or (iii) return the Product to Lessor at the expiration date of the Schedule pursuant to Section 6 above.

10.  INSURANCE, LOSS OR DAMAGE
Effective upon shipment of Product to Lessee and until Product is received by Lessor, Lessee shall provide at its expense (i) insurance against the loss or theft or damage to the Product for the full replacement value, and (ii) insurance against public liability and property damage. Lessee shall provide certificate of insurance that such coverage is in effect, upon request by Lessor, naming Lessor as loss payee and/or additional insured as may be required.

Lessee shall bear the entire risk of loss, theft, destruction of or damage to any item of Product. No loss or damage shall relieve Lessee of the obligation to pay Rent or any other obligation under the Schedule. In the event of loss or damage, Lessee shall promptly notify Lessor and shall, at Lessor's option, (i) place the Product in good condition and repair, or (ii) replace the Product with lien free Product of the same model, type and configuration in which case the relevant Schedule shall continue in full force and effect and clear title in such Product shall automatically vest in Lessor, or (iii) pay Lessor the present value of remaining Rent plus the buyout purchase option price provided for in the applicable Schedule.

11.  SELECTION, WARRANTIES AND LIMITATION OF LIABILITY
Lessee acknowledges that it has selected the Product and disclaims any reliance upon statements made by Lessor. Lessee acknowledges and agrees that use and possession of the Product by Lessee shall be subject to and controlled by the terms of any manufacturer's or, if appropriate, supplier's warranty, and Lessee agrees to look solely to the manufacturer or, if appropriate, supplier with respect to all mechanical, service and other claims, and the right to enforce all warranties made by said manufacturer are hereby assigned to Lessee for the term of the Schedule.

EXCEPT AS SPECIFICALLY PROVIDED HEREIN, LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, NON-INFRINGEMENT, THE DESIGN, QUALITY, CAPACITY OR CONDITION OF THE PRODUCT, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, IT BEING AGREED THAT AS THE LESSEE SELECTED BOTH THE PRODUCT AND THE SUPPLIER, NO DEFECT, EITHER PATENT OR LATENT SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE OR EXPENSE OF ANY KIND INCLUDING, WITHOUT LIMITATION, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY NATURE, DAMAGES ARISING FROM THE LOSS OF USE OF PRODUCT, LOST DATA, LOST PROFITS, OR FOR ANY CLAIM OR DEMAND.

12.  INDEMNITY
Lessee shall indemnify and hold harmless Lessor and Lessor's Assignee from and against any and all claims, actions, suits, proceedings, liabilities, damages, penalties, costs and expenses (including reasonable attorneys' fees), arising out of the use, operation, possession, ownership (for strict liability in tort only), selection, leasing, maintenance, delivery or return of any item of Product.

13.  DEFAULT AND REMEDIES
Lessee shall be in default of any Lease if (i) Lessee fails to pay Rent within ten (10) days of due date; (ii) Lessee fails to perform or observe or breaches any covenant or condition of any representation or warranty in such Lease, and such failure or breach continues unremitted for a period of ten (10) days after written notice from Lessor; (iii) Lessee, except as expressly permitted in the Lease, attempts to move, sell, transfer, encumber, or sublet without consent any item of Product leased under such Lease; (iv) Lessee files or has filed against it a petition in bankruptcy or becomes insolvent or makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver or either shall be appointed for Lessee or for a substantial part of its property without its consent, or (v) Lessee or any guarantor of Lessee is declared legally deceased or if Lessee shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise.

Upon default, Lessor may, at its option, take one or more of the following actions; (i) declare all sums due and to become due under the Schedule immediately due payable, (ii) require Lessee to return immediately all Product leased under such Schedule to Lessor in accordance with Section 6 hereof, (iii) without breach of the pease take immediate possession of and remove the Product;
(iv) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others, or; (v) exercise any right or remedy which may be available to Lessor under applicable law, including the right to recover damages for the breach of the Schedule. In addition, Lessee shall be liable for reasonable attorney's fees, other costs and expenses resulting from any default, or the exercise of Lessor's remedies, including placing such Product in the condition required by Section 6 hereof. Each remedy shall be cumulative and in addition to any other remedy otherwise available to Lessor at law or in equity. No express or implied waiver of any default shall constitute a waiver of any of Lessor's other rights.

14.  LESSEE'S REPRESENTATIONS
Lessee represents and warrants for this Master Lease and each Schedule that the execution, delivery and performance by Lessee have been duly authorized by all necessary corporate action; the individual executing was duly authorized to do so; the Master Lease and each Schedule constitute valid, binding agreements of the Lessee enforceable in accordance with their terms; that all information supplied by Lessee, including but not limited to the credit application and other financial information concerning Lessee, is accurate in all material respects as of the date provided; and if there is any material change in such information prior to manufacturer's or, if appropriate, supplier's shipment of Product under the Schedule, Lessee will advise Lessor of such change in writing.

15.  APPLICABLE LAW
This Master Lease and each Schedule shall in all respects be governed by and construed in accordance with the laws of the state of California without giving effect to the principles of conflict of laws.

16.  MISCELLANEOUS
Lessee agrees to execute and deliver to Lessor such further documents, including, but not limited to, financing statements, assignments, and financial reports and take such further action as Lessor may reasonably request to protect Lessor's interest in the Product.

The performance of any act or payment by Lessor shall not be deemed a waiver of any obligation or default on the part of Lessee. Lessor's failure to require strict performance by Lessee of any of the provisions of the Master Lease shall not be a waiver thereof. No rights or remedies referred to in Article 2A of the Uniform Commercial Code will be conferred on Lessee unless expressly granted in this Master Lease.

This Master Lease together with any Schedule constitutes the entire understanding between the parties and supersedes any previous representations or agreements whether verbal or written with respect to the use, possession and lease of the Product described in that Schedule. In the event of a conflict, the terms of the Schedule shall prevail over the Master Lease.

No amendment or change of any of the terms or conditions herein shall be binding upon either party unless they are made in writing and are signed by an authorized representative of each party. Each Schedule in non-cancelable for the full term specified and each Schedule shall be binding upon, and shall inure to the benefit of Lessor, Lessee, and their respective successors, legal representatives and permitted assigns.

All agreements, representations and warranties contained herein shall be for the benefit of Lessor and shall survive the execution, delivery and termination of this Master Lease, any Schedule or related document.

Any provision of this Master Lease and/or each Schedule which is unenforceable shall not cause any other remaining provision to be ineffective or invalid. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. Any notices or demands in connection with any Schedule shall be given in writing by regular or certified mail at the address indicated in the Schedule, or to any other address specified.


THIS MASTER LEASE SHALL BECOME EFFECTIVE ON THE DATE
ACCEPTED BY LESSOR

LESSOR: SUN MICROSYSTEMS FINANCE
A SUN MICROSYSTEMS, INC. BUSINESS

BY:           /s/ ADAM BERMAN
-----------------------------------------
NAME:             Adam Berman
-----------------------------------------
TITLE:   Manager of Lease Originations
-----------------------------------------
DATE:              6/27/00
-----------------------------------------


LESSEE: VENTRO CORPORATION

BY:       /s/ P. MICHAEL HOULIHAN
-----------------------------------------
NAME:         P. Michael Houlihan
-----------------------------------------
TITLE:             VP Finance
-----------------------------------------
DATE:              6/22/00
-----------------------------------------

                       ADDITIONAL TERMS FOR SMI PRODUCTS

The following additional terms and conditions shall govern the use of Sun Microsystems, Inc. ("SMI") Products leased hereunder.

1.0 USE OF SOFTWARE

Lessee's use of any software Products ("Software") provided under this Schedule shall be governed by the object code license accompanying such Software.

2.0 WARRANTY

Product warranties may vary depending on the specific SMI Product leased. Applicable terms and conditions are as set out in the then current U.S. End User Price List. Software is warranted to conform to published specifications for a period of ninety (90) days from the date of delivery. SMI does not warrant that: (i) operation of any Software will be uninterrupted or error free; or (ii) functions contained in Software will operate in combinations which may be selected for use by the licensee or meet the licensee's requirements. These warranties extend only to Lessee as an original Lessee.

Lessee's exclusive remedy and SMI's entire liability under these warranties will be: (i) with respect to Product, repair or at SMI's option, replacement; and (ii) with respect to Software, use its best efforts to correct such Software as soon as practical after licensee has notified SMI of Software's nonconformance. If such repair, replacement or correction is not reasonably achievable, SMI will refund the rental fee/license fee. Unless Lessee has executed an on-site service agreement, repair or replacement will be undertaken at a service location authorized by SMI.

All Software customization is provided "AS IS," without a warranty of any kind.

No SMI warranty shall apply to any Software that is modified without SMI's written consent or any Product or Software which has been misused, altered, repaired or used with equipment or software not supplied or expressly approved by SMI.

SMI reserves the right to change these warranties at any time upon Notice and without liability to Lessee or third parties.

EXCEPT AS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, ARE HEREBY DISCLAIMED.

3.0 TRADEMARKS AND OTHER PROPRIETARY RIGHTS

"Trademarks" means all company names, products' names, marks, logos, designs, trade dress and other designations or brands used by Sun Microsystems, Inc., its subsidiaries and affiliates ("Sun") in connection with Products, including, Sun, Sun Microsystems, the Sun logo, SPARCstation, SPARCserver, and all Sun product designs.

Lessee is granted no right, title, license or interest in the Trademarks. Lessee acknowledges Sun's rights in the Trademarks and agrees that any and all use of the Trademarks by Lessee shall inure to the sole benefit of Sun.

4.0 HIGH RISK ACTIVITIES

PRODUCTS ARE NOT FAULT-TOLERANT AND ARE NOT DESIGNED, MANUFACTURED OR INTENDED FOR USE OR RESALE AS ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT, OR WEAPONS SYSTEMS IN WHICH THE FAILURE OF PRODUCTS COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE ("HIGH RISK ACTIVITIES"). SMI SPECIFICALLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OR FITNESS FOR HIGH RISK ACTIVITIES.

Lessee represents and warrants that it will not use, distribute or resell Products (including Software) for High Risk Activities and that it will ensure that its end-users or customers of Products are provided with a copy of the notice in the previous paragraph.

                                                                  LEASE SCHEDULE

                                             Counterpart No. 2 of 2 Counterparts


[SUN MICROSYSTEMS LOGO]

Sun Microsystems Finance

                                 LEASE SCHEDULE ("SCHEDULE") NUMBER: 7099534-001
                                                            DATED: June 19, 2000
                      TO MASTER LEASE AGREEMENT ("MASTER LEASE") NUMBER: 7099534


-----------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                            LESSOR
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Sun Microsystems Finance
                                                                  A Sun Microsystems, Inc. Business
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     1400 Computer Drive, Suite 200
         Mountain View, CA 94043                                  Westborough, MA 01581
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Attention: Phyllis DeVarney

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759                                      Phone Number: 508-836-2452

-----------------------------------------------------------------------------------------------------------------------------------
Fax Number: (650) 567-7661                                        Fax Number: 508-836-2487
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                                                   PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Lease Term 24                                   [X] Months
                                                                                                                  [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     Rent                                            [X] Month
         Mountain View, CA 94043                                  $111,383.36                        per          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Rent                                                Month
Federal ID #                                                      $                                  per              Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRODUCT                                               END OF LEASE OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Lessee P.O. Number                                                [X] FMV Purchase or Renewal
-----------------------------------------------------------------------------------------------------------------------------------
Location: 1500 Plymouth Street                                    [ ] $1 Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
          Mountain View, CA 94043 None with import                [ ] 10% Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Ray Taft                                               For 1$ or 10% Purchase Option, the Lease Rate is ____%
                                                                  (Required in MD, GA, TX, NH, NM)
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7430
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION: Per attached quote no. 43651-A with Enterprise Quotes US01PM14V, US01PNZF3 & US01R26AI
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent
Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

COUNTERPARTS: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

The "Additional Terms for SMI Products" set forth on the next page hereof are made a part of this Schedule.

OTHER TERMS (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
AGREED AND ACCEPTED BY                                            AGREED AND ACCEPTED BY

LESSOR: SUN MICROSYSTEMS FINANCE                                  LESSEE: Ventro Corporation
A SUN MICROSYSTEMS, INC. BUSINESS

BY: /s/ ADAM BERMAN                                               BY: /s/ P. MICHAEL HOULIHAN
   ---------------------------------------------                     ---------------------------------------------
NAME: Adam Berman                                                 NAME: P. Michael Houlihan
     -------------------------------------------                       -------------------------------------------
TITLE: Manager of Lease Originations                              TITLE: VP Finance
      ------------------------------------------                        ------------------------------------------
DATE: 6/27/00                                                     DATE: 6/22/00
     -------------------------------------------                       -------------------------------------------

                                                                  LEASE SCHEDULE

                                             Counterpart No. 2 of 2 Counterparts


[SUN MICROSYSTEMS LOGO]

Sun Microsystems Finance

                                 LEASE SCHEDULE ("SCHEDULE") NUMBER: 7099534-002
                                                            DATED: June 19, 2000
                      TO MASTER LEASE AGREEMENT ("MASTER LEASE") NUMBER: 7099534


-----------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                            LESSOR
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Sun Microsystems Finance
                                                                  A Sun Microsystems, Inc. Business
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     1400 Computer Drive, Suite 200
         Mountain View, CA 94043                                  Westborough, MA 01581
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Attention: Phyllis DeVarney

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759                                      Phone Number: 508-836-2452

-----------------------------------------------------------------------------------------------------------------------------------
Fax Number: (650) 567-7661                                        Fax Number: 508-836-2487
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                                                   PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Lease Term                                      [X] Months
                                                                      24                                          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     Rent                                            [X] Month
         Mountain View, CA 94043                                  $100,734.07                        per          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Rent                                                Month
Federal ID #                                                      $                                  per              Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRODUCT                                               END OF LEASE OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Lessee P.O. Number                                                [X] FMV Purchase or Renewal
-----------------------------------------------------------------------------------------------------------------------------------
Location: 1500 Plymouth Street                                    [ ] $1 Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
          Mountain View, CA 94043 None with import                [ ] 10% Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Ray Taft                                               For 1$ or 10% Purchase Option, the Lease Rate is ____%
                                                                  (Required in MD, GA, TX, NH, NM)
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7430
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION: Per attached Sun Quote No43652-A & with Enterprise No. US01PM14VC-22 & US01R26AI
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent
Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

COUNTERPARTS: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

The "Additional Terms for SMI Products" set forth on the next page hereof are made a part of this Schedule.

OTHER TERMS (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
AGREED AND ACCEPTED BY                                            AGREED AND ACCEPTED BY

LESSOR: SUN MICROSYSTEMS FINANCE                                  LESSEE: Ventro Corporation
A SUN MICROSYSTEMS, INC. BUSINESS

BY: /s/ ADAM BERMAN                                               BY: /s/ P. MICHAEL HOULIHAN
   ---------------------------------------------                     ---------------------------------------------
NAME: Adam Berman                                                 NAME: P. Michael Houlihan
     -------------------------------------------                       -------------------------------------------
TITLE: Manager of Lease Originations                              TITLE: VP Finance
      ------------------------------------------                        ------------------------------------------
DATE: 6/27/00                                                     DATE: 6/22/00
     -------------------------------------------                       -------------------------------------------

                                                                  LEASE SCHEDULE

                                             Counterpart No. 2 of 2 Counterparts


[SUN MICROSYSTEMS LOGO]

Sun Microsystems Finance

                                 LEASE SCHEDULE ("SCHEDULE") NUMBER: 7099534-003
                                                            DATED: June 19, 2000
                      TO MASTER LEASE AGREEMENT ("MASTER LEASE") NUMBER: 7099534


-----------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                            LESSOR
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Sun Microsystems Finance
                                                                  A Sun Microsystems, Inc. Business
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     1400 Computer Drive, Suite 200
         Mountain View, CA 94043                                  Westborough, MA 01581
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Attention: Phyllis DeVarney

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759                                      Phone Number: 508-836-2452

-----------------------------------------------------------------------------------------------------------------------------------
Fax Number: (650) 567-7661                                        Fax Number: 508-836-2487
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                                                   PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Lease Term                                      [X] Months
                                                                      24                                          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     Rent                                            [X] Month
         Mountain View, CA 94043                                  $100,734.07                        per          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Rent                                                Month
Federal ID #                                                      $                                  per              Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRODUCT                                               END OF LEASE OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Lessee P.O. Number                                                [X] FMV Purchase or Renewal
-----------------------------------------------------------------------------------------------------------------------------------
Location: 1500 Plymouth Street                                    [ ] $1 Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
          Mountain View, CA 94043 None with import                [ ] 10% Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Ray Taft                                               For 1$ or 10% Purchase Option, the Lease Rate is ____%
                                                                  (Required in MD, GA, TX, NH, NM)
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7430
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION: Per attached quote no 43653-A with Enterprise Quotes US01PM14V-20 & US01R26AI
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent
Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

COUNTERPARTS: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

The "Additional Terms for SMI Products" set forth on the next page hereof are made a part of this Schedule.

OTHER TERMS (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
AGREED AND ACCEPTED BY                                            AGREED AND ACCEPTED BY

LESSOR: SUN MICROSYSTEMS FINANCE                                  LESSEE: Ventro Corporation
A SUN MICROSYSTEMS, INC. BUSINESS

BY: /s/ ADAM BERMAN                                               BY: /s/ P. MICHAEL HOULIHAN
   ---------------------------------------------                     ---------------------------------------------
NAME: Adam Berman                                                 NAME: P. Michael Houlihan
     -------------------------------------------                       -------------------------------------------
TITLE: Manager of Lease Originations                              TITLE: VP Finance
      ------------------------------------------                        ------------------------------------------
DATE: 6/27/00                                                     DATE: 6/22/00
     -------------------------------------------                       -------------------------------------------

                                                                  LEASE SCHEDULE

                                             Counterpart No. 2 of 2 Counterparts


[SUN MICROSYSTEMS LOGO]

Sun Microsystems Finance

                                 LEASE SCHEDULE ("SCHEDULE") NUMBER: 7099534-004
                                                            DATED: June 19, 2000
                      TO MASTER LEASE AGREEMENT ("MASTER LEASE") NUMBER: 7099534


-----------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                            LESSOR
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Sun Microsystems Finance
                                                                  A Sun Microsystems, Inc. Business
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     1400 Computer Drive, Suite 200
         Mountain View, CA 94043                                  Westborough, MA 01581
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Attention: Phyllis DeVarney

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759                                      Phone Number: 508-836-2452

-----------------------------------------------------------------------------------------------------------------------------------
Fax Number: (650) 567-7661                                        Fax Number: 508-836-2487
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                                                   PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Lease Term                                      [X] Months
                                                                    24                                            [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     Rent                                            [X] Month
         Mountain View, CA 94043                                  $100,734.07                        per          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Rent                                                Month
Federal ID #                                                      $                                  per              Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRODUCT                                               END OF LEASE OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Lessee P.O. Number                                                [X] FMV Purchase or Renewal
-----------------------------------------------------------------------------------------------------------------------------------
Location: 1500 Plymouth Street                                    [ ] $1 Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
          Mountain View, CA 94043 None with import                [ ] 10% Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Ray Taft                                               For 1$ or 10% Purchase Option, the Lease Rate is ____%
                                                                  (Required in MD, GA, TX, NH, NM)
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7430
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION: Per attached quote no 43656-A with Enterprise Quotes US01PM14V-30, US01PNZF3 & US01R26AI
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent
Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

COUNTERPARTS: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

The "Additional Terms for SMI Products" set forth on the next page hereof are made a part of this Schedule.

OTHER TERMS (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
AGREED AND ACCEPTED BY                                            AGREED AND ACCEPTED BY

LESSOR: SUN MICROSYSTEMS FINANCE                                  LESSEE: Ventro Corporation
A SUN MICROSYSTEMS, INC. BUSINESS

BY: /s/ ADAM BERMAN                                               BY: /s/ P. MICHAEL HOULIHAN
   ---------------------------------------------                     ---------------------------------------------
NAME: Adam Berman                                                 NAME: P. Michael Houlihan
     -------------------------------------------                       -------------------------------------------
TITLE: Manager of Lease Originations                              TITLE: VP Finance
      ------------------------------------------                        ------------------------------------------
DATE: 6/27/00                                                     DATE: 6/22/00
     -------------------------------------------                       -------------------------------------------

                                                                  LEASE SCHEDULE

                                             Counterpart No. 2 of 2 Counterparts


[SUN MICROSYSTEMS LOGO]

Sun Microsystems Finance

                                 LEASE SCHEDULE ("SCHEDULE") NUMBER: 7099534-005
                                                            DATED: June 19, 2000
                      TO MASTER LEASE AGREEMENT ("MASTER LEASE") NUMBER: 7099534


-----------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                            LESSOR
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Sun Microsystems Finance
                                                                  A Sun Microsystems, Inc. Business
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     1400 Computer Drive, Suite 200
         Mountain View, CA 94043                                  Westborough, MA 01581
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Attention: Phyllis DeVarney

-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759                                      Phone Number: 508-836-2452

-----------------------------------------------------------------------------------------------------------------------------------
Fax Number: (650) 567-7661                                        Fax Number: 508-836-2487
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                                                   PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
Name: Ventro Corporation                                          Lease Term                                      [X] Months
                                                                     24                                           [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Address: 1500 Plymouth Street                                     Rent                                            [X] Month
         Mountain View, CA 94043                                  $33,948.01                         per          [ ] Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Mike Houlihan                                          Rent                                                Month
Federal ID #                                                      $                                  per              Quarters
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7759
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRODUCT                                               END OF LEASE OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Lessee P.O. Number                                                [X] FMV Purchase or Renewal
-----------------------------------------------------------------------------------------------------------------------------------
Location: 1500 Plymouth Street                                    [ ] $1 Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
          Mountain View, CA 94043 None with import                [ ] 10% Purchase Option
-----------------------------------------------------------------------------------------------------------------------------------
Attention: Ray Taft                                               For 1$ or 10% Purchase Option, the Lease Rate is ____%
                                                                  (Required in MD, GA, TX, NH, NM)
-----------------------------------------------------------------------------------------------------------------------------------
Phone Number: (650) 567-7430
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT DESCRIPTION: Per attached Quote no for Sun 12409 for software and services
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent
Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

COUNTERPARTS: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

The "Additional Terms for SMI Products" set forth on the next page hereof are made a part of this Schedule.

OTHER TERMS (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
AGREED AND ACCEPTED BY                                            AGREED AND ACCEPTED BY

LESSOR: SUN MICROSYSTEMS FINANCE                                  LESSEE: Ventro Corporation
A SUN MICROSYSTEMS, INC. BUSINESS

BY: /s/ ADAM BERMAN                                               BY: /s/ P. MICHAEL HOULIHAN
   ---------------------------------------------                     ---------------------------------------------
NAME: Adam Berman                                                 NAME: P. Michael Houlihan
     -------------------------------------------                       -------------------------------------------
TITLE: Manager of Lease Originations                              TITLE: VP Finance
      ------------------------------------------                        ------------------------------------------
DATE: 6/27/00                                                     DATE: 6/22/00
     -------------------------------------------                       -------------------------------------------

                           LETTER OF CREDIT AGREEMENT

Re: Equipment Schedule Nos. 7099534-001, 002, 003, 004 and 005 to Master Lease Agreement No. 7099534 between Sun Microsystems Finance, A Sun Microsystems, Inc. Business and Ventro Corporation (collectively, the "Lease")

     THIS LETTER OF CREDIT AGREEMENT dated 6/22, 2000 (the "Letter of Credit Agreement") is by and between Ventro Corporation, a Delaware corporation ("LESSEE"), and Sun Microsystems Finance, A Sun Microsystems, Inc. Business, a Delaware corporation ("Sun Microsystems Finance")

                                    RECITALS

     A. LESSEE desires Sun Microsystems Finance to purchase and/or provide certain equipment (the "Equipment") for lease to LESSEE pursuant to the Lease.

     B. Sun Microsystems Finance is unwilling to purchase the Equipment, or to enter into the Lease unless and until LESSEE provides Sun Microsystems Finance with certain additional assurances in respect of the performance of LESSEE's obligations under the Lease.

     C. In order to induce Sun Microsystems Finance to lease the Equipment to LESSEE under the terms and conditions set forth in the Lease, LESSEE desires to furnish Sun Microsystems Finance with additional assurances in the form of the letters of credit hereinafter described.

     NOW, THEREFORE, in consideration of the above premises and the promises herein contained and other good and valuable consideration, the receipt and adequacy of which is acknowledged by LESSEE and Sun Microsystems Finance, it is hereby agreed as follows:

     1. On or before the date Sun Microsystems Finance executes the Lease, and as a condition thereof, LESSEE, at its sole cost and expense and as security for the performance by LESSEE of any and all of its obligations under the Lease, as now existing or hereafter amended, this Letter of Credit Agreement, or any other agreement between LESSEE and Sun Microsystems Finance (the Lease, this Letter of Credit Agreement, and any such other agreement being collectively referred to as the "Agreements"), will furnish Sun Microsystems Finance with an unconditional and irrevocable letter of credit substantially in the form of Exhibit A attached hereto (or in such other form as may be specified by Sun Microsystems Finance's counsel) and in the amounts specified below (the "Initial Letter of Credit"), naming Sun Microsystems Finance as beneficiary, which shall not have an expiry date which is earlier than the date on which all of the obligations of LESSEE to Sun Microsystems Finance under the Lease shall expire; provided, however, that in order to satisfy the expiry requirement of this sentence, LESSEE may provide Sun Microsystems Finance with one or more renewal letters of credit (each, a "Renewal Letter of Credit") for the amounts of and consistent with the terms and conditions provided herein. The Initial Letter of Credit and each Renewal Letter of Credit shall be issued for a term of not less than one year from the date of issuance, in each case by a bank acceptable in all respects to Sun Microsystems Finance, in Sun Microsystems Finance's sole discretion, and shall be automatically renewed at least thirty (30) days prior to expiration unless both parties agree in writing to the termination of this Letter of Credit Agreement or to a reduction in the amount of any Renewal
Letter of Credit. The Initial Letter of Credit and each Renewal Letter of
Credit are together referred to as the "Letter of Credit."

If requested by Sun Microsystems Finance, the Letter of Credit shall be accompanied by an opinion of counsel acceptable to Sun Microsystems Finance, A Sun Microsystems, Inc. Business as to its due execution, delivery and enforceability.

     2. The amount of the Letter of Credit shall be Three Million Nine Hundred Eighty Thousand Eight Hundred Sixty-four Dollars (US $3,980,864) provided, however, that the amount of the Letter of Credit shall increase to Five Million Six Hundred Eighty-six Thousand Nine Hundred Forty-eight Dollars ($5,686,948) (the "Increased Letter of Credit") if the sum of Lessee's "Cash" and "Cash Equivalents," as specified in Lessee's financial statements, decreases by more than Thirty-five Million Dollars ($35,000,000) in the aggregate in any one fiscal quarter of Lessee. If for any reason any quarterly financial statement of LESSEE is not publicly available for review by Sun Microsystems Finance, then Sun Microsystems Finance may declare an immediate event of default hereunder.

     3. Sun Microsystems Finance shall have the right to draw on the Letter of Credit: (a) upon LESSEE'S breach of any term or condition of any of the Agreements; (b) upon LESSEE'S default (without regard to notice or cure periods) under any of the Agreements; (c) if permitted to do so by any specific provision of any of the Agreements; or (d) upon the filing of a petition by or against LESSEE under Title 11 of the United States Code or any successor or similar law. Sun Microsystems Finance may draw any amount not exceeding, in total, the face amount of the Letter of Credit and may receive said monies therefrom at Sun Microsystems Finance's sole discretion, with partial drawings permitted in Sun Microsystems Finance's sole discretion.

     4. Sun Microsystems Finance may elect, in its sole discretion, to hold any monies drawn under the Letter of Credit as security for LESSEE'S performance of its respective obligations under the Agreements or may elect to apply some or all of said monies forthwith upon drawing same, or at any time thereafter, to LESSEE'S obligations under the Agreements in accordance with applicable law and the provisions of such Agreements. In the event that Sun Microsystems Finance holds such monies as security, Sun Microsystems Finance may commingle same with its general funds and shall have no obligation to pay any interest thereon. Within sixty (60) days of performance by LESSEE of all of its obligations under the Agreements, Sun Microsystems Finance shall remit to LESSEE the balance of any monies held as security.

     5. LESSEE shall be in default of its obligations hereunder, and such default shall be deemed by Sun Microsystems Finance to be a default under the Lease, in the event that:

     (a) it fails to furnish the Initial Letter of Credit and each Renewal Letter of Credit to Sun Microsystems Finance as provided herein;

     (b)  it fails to deliver to Sun Microsystems Finance not later than sixty
(60) days prior to the expiration of the Initial Letter of Credit and each Renewal Letter of Credit, respectively, a binding commitment of a bank acceptable to Sun Microsystems Finance, that such bank will issue a Renewal Letter of Credit;

     (c)  it fails to deliver to Sun Microsystems Finance not later than thirty
(30) days prior to the expiration of the Initial Letter of Credit and each Renewal Letter of Credit, respectively, the applicable Renewal Letter of Credit; or

     (d) it fails to furnish to Sun Microsystems Finance the Increased Letter of Credit as provided in Section 2 above.

     6. Sun Microsystems Finance's exercise of the rights granted to it under this Letter of Credit Agreement, including, without limitation, the right to present drafts and to collect same because of any breach, default or declaration of default under the Agreements or the filing of a petition by or against LESSEE under Title 11 of the United States Code or any successor or similar law, shall be in addition to and not in lieu of, and Sun Microsystems Finance may pursue, Sun Microsystems Finance's other rights and remedies provided in the Agreements or otherwise.

Each original and renewal or replacement Letter of Credit is intended to be additional security only and is not deemed to waive any rights which Sun Microsystems Finance has against LESSEE or against the Equipment or under the Agreements.

     7. This Agreement is binding upon LESSEE and Sun Microsystems Finance, their successors and assigns. None of the terms and conditions hereof may be changed, modified, amended, waived or varied in any manner unless in a writing duly signed by an authorized representative of each of the parties hereto.

     8. All notices to be given or documents to be delivered hereunder shall be deemed to have been duly given or delivered if received by the applicable party at the following addresses:

     If to Sun Microsystems Finance:

                         Sun Microsystems Finance,
                         A Sun Microsystems, Inc. Business
                         1400 Computer Drive, Suite 200
                         Westborough, MA 01581
                         Attn.: Operations Counsel

     If to LESSEE:    Ventro Corporation
                      Attn Cindy Vindasius
                      1500 Plymouth Street
                      Mountain View, CA 94043

Either LESSEE or Sun Microsystems Finance may, at any time and from time to time, in a writing delivered to the other party, give notice of a corrected or changed address.

     9. This Agreement shall be governed and construed in accordance with the substantive laws, but not the choice of law rules, of the State of California.

     IN WITNESS WHEREOF, the parties have executed or caused their duly authorized representatives to execute this Letter of Credit Agreement as of the date first above written.

Sun Microsystems Finance,                      Ventro Corporation
a Sun Microsystems, Inc. Business



By: /s/ ADAM BERMAN                            By: /s/ P. MICHAEL HOULIHAN
   ------------------------------                 ----------------------------
       (Signature)                                       (Signature)

        Adam Berman                                    P. Michael Houlihan
---------------------------------                 ----------------------------
    (Print or Type Name)                              (Print or Type Name)

  Manager of Lease Originations                            V.P. Finance
---------------------------------                 ----------------------------
    (Print or Type Title)                             (Print or Type Title)